Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies

12. Commitments and Contingencies

We conduct product research and development programs through a combination of internal and collaborative programs that include, among others, arrangements with universities, contract research organizations and clinical research sites. We have contractual arrangements with these organizations; however, these contracts are cancelable on 30 days’ notice and our obligations under these contracts are largely based on services performed.

Facility Leases

We lease our corporate, laboratory and other facilities under an operating lease, which was extended in May 2010 through March 31, 2015. The 2010 lease amendment provided for tenant improvement allowances of $3.2 million, which are amortized as a reduction to rent expense on a straight-line basis over the lease term. The facility lease agreement, as amended, contains scheduled rent increases over the lease terms. Under the 2010 lease amendment, we have an option to extend the lease for an additional three-year term. The related rent expense for this lease is calculated on a straight-line basis, with the difference recorded as deferred rent.

In conjunction with entering into the original lease agreement in December 2006, we issued to the landlord a warrant to purchase up to 1,500 shares of our common stock at an exercise price of $13.10 per share. The shares subject to the warrant were valued using Black-Scholes option-pricing model, resulting in an estimated fair value of $3,000, which was amortized to rent expense over the original term of the lease. The fair value of the warrants to purchase common stock was fully amortized as of December 31, 2009.

At December 31, 2012, our future minimum commitments under our non-cancelable operating leases were as follows (in thousands):

Year ending December 31:
2013	$1,613
2014	1,660
2015	418

Total	$3,691

Rent expense was $1.4 million, $1.0 million and $800,000 for the years ended December 31, 2010, 2011 and 2012, respectively.

Guarantees and Indemnifications

We indemnify each of our officers and directors for certain events or occurrences, subject to certain limits, while the officer or director is or was serving at our request in such capacity, as permitted under Delaware law and in accordance with our certificate of incorporation and bylaws. The term of the indemnification period lasts as long as an officer or director may be subject to any proceeding arising out of acts or omissions of such officer or director in such capacity.

The maximum amount of potential future indemnification is unlimited; however, we currently hold director and officer liability insurance. This insurance allows the transfer of risk associated with our exposure and may enable us to recover a portion of any future amounts paid. We believe that the fair value of these indemnification obligations is minimal. Accordingly, we have not recognized any liabilities relating to these obligations for any period presented.